FIRST SAVINGS BANK



                      NON-EMPLOYEE DIRECTOR RETIREMENT PLAN


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                                    ARTICLE I
                                     PURPOSE

SECTION 1.01  PURPOSE.

The purpose of this plan is to recognize the valuable services provided to First Savings Bank by its non-employee directors and to assist it in retaining present non-employee directors and in attracting new non-employee directors in the future by providing such individuals with retirement benefits under the terms and conditions set forth in this document.


                                   ARTICLE II
                                   DEFINITIONS

SECTION 2.01  DEFINITIONS.

In this document, whenever the context so indicates, the singular or the plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his," and "him," shall refer to a Participant or a beneficiary of a Participant, as the case may be, and, except as otherwise provided, or unless the context otherwise requires, the capitalized terms shall have the following meanings:

(a) "Annual Director Compensation" means the annual retainer paid to a Non-Employee Director for service as a member of the Board of Directors for the calendar year immediately preceding the year in which the Non-Employee Director's Retirement Date occurs.

(b)   "Bank" means First Savings Bank, Woodbridge, New Jersey.

(c)   "Board of Directors" means the Board of Directors of the Bank.

(d) "Change in Control" of the Bank or the Company shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. SS. 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to


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      acquire  such  securities  except  for any voting  securities  of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of
      the  Incumbent   Board,   or  (C)  a  plan  of   reorganization,   merger,
      consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated in which the Bank or Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

(e)   "Company" means First Sentinel Bancorp, Inc.

(f) "Non-Employee Director" means a non-employee member of the Board of Directors.

(g)   "Plan" means this First  Savings  Bank  Non-Employee  Director  Retirement
      Plan.

(h) "Retirement Date" means the date on which a Non-Employee Director retires from the Board of Directors. For this purpose, a Non-Employee Director shall be considered to have retired from the Board of Directors upon his termination of service with the Board of Directors, unless such termination of service is as a result of the Board of Directors having "just cause," which shall include fraud, misappropriation of or other intentional misconduct damaging to the property or business of the Bank, its holding company or any subsidiary of the Bank, or commission of a crime.

                                   ARTICLE III
                            ELIGIBILITY AND BENEFITS

SECTION 3.01  ELIGIBILITY.

(a) All Non-Employee Directors who have served on the Board of Directors for at least five (5) continuous years shall be eligible to participate in this Plan. Service with the board of directors of any entity other than the Bank shall not be credited for any purpose under this Plan.

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(b)   A Non-Employee  Director's  participation in the Plan shall terminate upon his death or upon his ceasing to be a member of the Board of Directors, unless a benefit is payable pursuant to Section 3.02(c) of the Plan.

SECTION 3.02  DETERMINATION OF BENEFITS.

(a) If a Non-Employee Director retires at or after age 70 and has completed at least ten (10) years of continuous service with the Board of Directors, then upon that Non-Employee Director's Retirement Date he shall be entitled to receive an annual retirement benefit, payable in accordance with Section 3.03 of the Plan, equal to his Annual Director Compensation.

(b) If a Non-Employee Director retires prior to age 70, but not before age 55, then upon that Non-Employee Director's Retirement Date he shall be entitled to receive an annual retirement benefit, payable in accordance with Section 3.03 of the Plan, equal to the sum of the following:

            (i)   50% of his Annual Director Compensation, plus

            (ii) 5% of his Annual Director Compensation multiplied by the Non-Employee Director's number of years of continuous service with the Board of Directors in excess of five years, up to a maximum factor of ten. Notwithstanding Section 3.01(a), for purposes of this
            Section 3.02(b)(ii), partial years of service with the Board of Directors shall be used in determining a fractional portion of a full year's credit.

(c) If a Non-Employee Director incurs a Disability, he shall be entitled to the annual retirement benefit provided for in paragraph (b) of this
      Section 3.02 upon his termination of service with the Board of Directors. For this purpose, "Disability" shall mean a Non-Employee Director's inability to serve as a member of the Board of Directors by reason of physical or mental illness or condition.

SECTION 3.03  TIME AND MANNER OF PAYMENT.

(a)   One-twelfth of the annual  retirement  benefits provided for under Section
      3.02 of the Plan shall be paid to the eligible Non-Employee Director commencing upon the first business day of the month following the Non-Employee Director's Retirement Date and ending on the first business day of the month following the death of the Non-Employee Director.

(b) If an individual who is receiving benefits under the Plan again becomes a Non-Employee Director, all benefit payments to such individual shall cease during the period of service as a member of the Board of Directors. Payments shall resume upon subsequent termination of membership on the Board of Directors, without adjustment for the period during which payments were not made.

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                                   ARTICLE IV
                                CHANGE IN CONTROL

SECTION 4.01  CHANGE IN CONTROL.

(a) Notwithstanding any other provision in this Plan to the contrary, in the event of a Change in Control, each Non-Employee Director who would not otherwise have satisfied the requirements for a retirement benefit under this Plan shall be treated as having met all of the requirements for the minimum retirement benefit provided for in Section 3.02(b) of the Plan, regardless of his age and the number of years of service he has with the Board of Directors at the time of the Change in Control.

(b) Notwithstanding any other provision in this Plan to the contrary, in the event of a Change in Control, each Non-Employee Director who has not yet begun to collect retirement benefits under this Plan shall be entitled to receive a benefit in the time and manner selected on a form similar to that attached to this Plan as Appendix A; provided that such form is delivered to the Bank within 30 days of the effective time of the Change in Control. If the form is not returned to the Bank within this time frame, the Non-Employee Director shall receive, at the effective time of the Change in Control, a lump sum payment equal to the actuarial value of the benefits due him under the Plan, determined by an actuary and based on actuarial factors provided for in paragraph (d) of this Section 4.01.

(c) Notwithstanding any other provision in this Plan to the contrary, in the event of a Change in Control, each Non-Employee Director who is then collecting retirement benefits under this Plan shall be entitled to receive his remaining benefits in the time and manner selected on a form similar to that attached to this Plan as Appendix B; provided that such form is delivered to the Bank within 30 days of the effective time of the Change in Control. If the form is not returned to the Bank within this time frame, the Non-Employee Director shall receive, at the effective time of the Change in Control, a lump sum payment equal to the actuarial value of the benefits due him under the Plan, determined by an actuary and based on actuarial factors provided for in paragraph (d) of this Section 4.01.

(d) Within thirty days following a Change in Control, the Bank shall establish a grantor trust, as described in Section 6.01(b). The Bank shall contribute to such trust the amount necessary in cash or cash equivalents to fund all benefits accrued as of the Change in Control, determined using actuarial factors as determined by an actuary appointed by the Bank prior to the Change in Control, using reasonable actuarial factors based on the actuarial standards set forth in Section 417(e) of the Internal Revenue Code of 1986, as amended, or any successor thereto. Following a Change in Control a change in the actuary may only take effect with the unanimous written consent of all Non-Employee Directors in the Plan.

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(e)   No  remuneration  paid  to a  Non-Employee  Director  by the  Bank  or its successor following a Change in Control shall reduce the benefits payable under this Plan.

                                    ARTICLE V
                            ADMINISTRATION AND CLAIM

SECTION 5.01  ADMINISTRATION.

The administration of the Plan, the exclusive power to interpret it, and the responsibility for carrying out its provisions are vested in the Bank or its designee. The Bank or its designee shall have the authority to resolve any question under the Plan. The determination of the Bank or its designee as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law.

SECTION 5.02  CLAIMS PROCEDURES.

(a) Claims for benefits under the Plan shall be submitted in writing to the Bank or to an individual designated by the Bank for this purpose.

(b) If any claim for benefits is wholly or partially denied, the claimant shall be given written notice within a reasonable period following the date on which the claim is filed, which notice shall set forth:

      (i)   the specific reason or reasons for the denial;

      (ii) specific reference to pertinent Plan provisions on which the denial is based;

      (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

      (iv) an explanation of the Plan's claim review procedure. If the claim has not been granted and written notice of the denial of the claim is not furnished in a timely manner following the date on which the claim is filed, the claim shall be deemed denied for the purpose of proceeding to the claim review procedure.

(c) The claimant or his authorized representative shall have 30 days after receipt of written notification of denial of a claim to request a review of the denial by making written request to the Bank, and may review pertinent documents and submit issues and comments in writing within such 30-day period.

      After receipt of the request for review, the Bank or its designee shall, in a timely manner, render and furnish to the claimant a written decision, which shall include specific reasons for the decision and shall make specific references to pertinent Plan provisions on which it is based. Such decision by the Bank shall not be subject to further review. If a decision


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      on review is not  furnished  to a  claimant,  the claim shall be deemed to have been denied on review.

(d) No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim for benefits under the Plan until the claimant has first exhausted the provisions set forth in this section.

SECTION 5.03  EXPENSES.

Expenses attributable to the administration of the Plan shall be paid directly by the Bank.

                                   ARTICLE VI
                               GENERAL PROVISIONS

SECTION 6.01  NO FUNDING.

(a) All amounts payable in accordance with the Plan shall constitute a general unsecured obligation of the Bank. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Bank, to the extent not paid from the asset of any trust established pursuant to paragraph (b) of this Section 6.01.

(b) The Bank may, for administrative reasons, establish a grantor trust with an independent trustee for the benefit of Participants in the Plan. The assets placed in said trust shall be held separate and apart from other Bank funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

      (i)   the Bank shall be treated as "grantor" of said trust for purposes of
            Section 677 of the Code; and

      (ii) the agreement of said trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Bank to satisfy claims of the Bank's general creditors and that the rights of such general creditor are enforceable by them under federal and state law.

SECTION 6.02  AMENDMENT OF THE PLAN.

The Bank reserves the right to modify or amend the Plan, in whole or in part, at any time, and from time to time. However, no modification or amendment shall adversely affect the right of any Participant to receive the vested benefits accrued as of the date of such modification, amendment or discontinuance without their unanimous written consent.

Notwithstanding the foregoing, no amendment or modification to the Plan may be made in connection with, or after, a Change in Control without the unanimous written consent of the Non-Employee Directors who are entitled to benefits under the Plan.

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SECTION 6.03      TERMINATION OF THE PLAN.

The Bank reserves the right to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:

(a) the benefits of any Participant whose benefit payments have commenced shall continue to be paid, and

(b) any Participant whose benefit is vested in accordance with Section 2.02 shall be entitled to receive such benefit in accordance with the terms of the Plan.

Notwithstanding the foregoing, the Plan may not be terminated in connection with, or after, a Change in Control without the unanimous, written consent of the Participants who are entitled to benefits under the Plan.

SECTION 6.04  PLAN NOT A DIRECTORSHIP AGREEMENT.

The Plan is not a directorship agreement, and the Participant's service as a Non-Employee Director shall not be affected in any way by the Plan or related instruments, except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any person for a continuation of service as a Non-Employee Director. Each Participant and all persons who may have or claim any right by reason of his participation shall be bound by the terms of the Plan and all agreements entered into pursuant thereto.

SECTION 6.05  FACILITY OF PAYMENT.

In the event that the Bank shall find that a Participant is unable to care for his affairs because of illness or accident, the Bank may, unless a claim shall have been made therefor by a duly appointed legal representative, direct that any benefit payment due him be paid on his behalf to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Bank and the Plan therefor.

SECTION 6.06  WITHHOLDING TAXES.

The Bank shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

SECTION 6.07  NONALIENATION.

Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. Nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits.

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SECTION 6.08  FORFEITURE FOR CAUSE.

In the event that the Non-Employee Director's service as a Non-Employee director is involuntarily terminated for reason of serious misconduct, including by way of example, dishonesty or fraud on the part of such Participant in his relationship with the Bank, all benefits that would otherwise be payable to him under the Plan shall be forfeited. Notwithstanding the foregoing, no forfeiture shall take place following a Change in Control unless the Participant is convicted of a felony involving dishonesty or fraud on the part of such Participant in his relationship with the Bank.

SECTION 6.09  CONSTRUCTION.

(a) The Plan shall be construed, regulated and enforced under the laws of the State of New Jersey.

(b)   The masculine pronoun shall mean the feminine wherever appropriate.

(c) The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

(d)   The  headings  and   subheadings  in  the  Plan  have  been  inserted  for
      convenience of reference only, and are to be ignored in any construction of the provisions thereof.

SECTION 6.10  EFFECTIVE DATE.

The effective date of the Plan is August 1, 1989. The Plan was amended and restated in its entirety as of November 15, 2000.

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                                    EXHIBIT A



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                                                                     EXHIBIT "A"

                                     SAMPLE
                               FIRST SAVINGS BANK
                      NON-EMPLOYEE DIRECTOR RETIREMENT PLAN
                           --------------------------

                           ELECTION OF PAYMENT METHOD
                            AFTER A CHANGE IN CONTROL
                           --------------------------

      AGREEMENT, made this ______ day of _________, ____, by and between __________________ (the "Non-Employee Director") and First Savings Bank (the "Bank"), with respect to distribution of the Non-Employee Director's retirement benefits ("Retirement Benefits") that have accrued under the First Savings Bank Non-Employee Director Retirement Plan and have or become payable due to a change in control.

      NOW THEREFORE, it is mutually agreed as follows:

      1. FORM OF PAYMENT. The Employee shall receive his Retirement Benefits in cash that is paid--

            [_] in one lump sum equal to the present value of his accrued but unpaid Retirement Benefits.

            [_]   in  substantially  equal  annual  payments  over a  period  of
                  _______ years (no more than 10), on the unpaid present value of his Retirement Benefits.

            [_]   for the remainder of his life.


      2. TIME OF PAYMENT. The Employee shall begin to receive Retirement Benefits as soon as practicable after--

            [_]   A change in control closes.

            [_]   the January 1st after a change in control closes.

            [_] the _____________ annual anniversary of the January 1st after a change in control closes.

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      3.    FREQUENCY  OF  PAYMENT.  Unless paid in a lump sum,  the  Retirement
            Benefits shall be paid on a _____________ monthly, _____________ quarterly, _____________ semi-annual, or _____________ annual basis.

      4. EFFECT OF ELECTION. The elections made in paragraphs 1, 2, and 3 hereof shall become irrevocable on the date 90 days before the closing of a change in control. The Non-Employee Director may at any time and from time to time change his designation of, and manner of payment to, a beneficiary. Such election shall, however, become irrevocable upon the Non-Employee Director's death.

      5. MUTUAL COMMITMENTS. The Bank agrees to make payment of all amounts due the Non-Employee Director in accordance with the terms of the plan and the elections made by the Non-Employee Director herein. The Non-Employee Director agrees to be bound by the terms of the plan, as in effect on the date hereof and as properly amended hereafter. The parties recognize and agree that this Agreement supersedes and nullifies any prior distribution election to the extent it is inconsistent herewith.



      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.


                                                 Witnessed by:
                                                 NON-EMPLOYEE DIRECTOR


                                                 -------------------------------





                                                 Witnessed by:
                                                 FIRST SAVINGS BANK


                                                 By:
                                                    ----------------------------
                                                       Chairman of the Board

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